Exhibit 99.1

Analyst and Investor Briefing November 19, 2015

Disclaimer Regarding Forward Looking Statements This presentation includes statements that are, or may be deemed, “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “opportunity,” “proposition,” “strategy,” “potential,” “plan” or the negative of these terms and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Actual results may be materially different. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements include, but are not limited to, statements about: the timing and success of preclinical studies and clinical trials; the ability to obtain and maintain regulatory approval of our product candidates; the scope, progress, expansion and costs of developing and commercializing our product candidates; our expectations regarding our expenses and revenue; the sufficiency of our cash resources and needs for additional financing; our ability to adequately manufacture our product candidates and the raw materials utilized therein; our ability to obtain and maintain intellectual property protection for our product candidates; our expectations regarding competition; the size and growth of the potential markets for our product candidates and the ability to serve those markets; the rate and degree of market acceptance of any of our product candidates; our anticipated growth strategies; the anticipated trends and challenges in our business and the market in which we operate; our ability to establish and maintain development partnerships; our ability to attract or retain key personnel; our expectations regarding federal, state and foreign regulatory requirements; regulatory developments in the United States and foreign countries and other factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Annual Report on Form 10-K for the year ended December 31, 2014 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 which have been filed with the Securities and Exchange Commission (SEC) and are available on the SEC's website at www.sec.gov. All written and verbal forward-looking statements attributable to Vitae or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Vitae cautions investors not to rely too heavily on the forward-looking statements Vitae makes or that are made on its behalf. The information in this presentation is provided only as of the date of this presentation, and Vitae undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

VTP-43742: First-in-class oral RORgt inhibitor, with potential to address multi-billion dollar opportunities in autoimmune disorders Positive Phase 1a results announced Sep 2015 Positive Phase 1b results announced Nov 2015 Proof-of-concept trial in psoriasis patients underway; top-line results expected 1Q 2016 Lead indication for clinical development is psoriasis; potential for multiple additional indications Wholly owned; expected patent protection at least into 2035 VTP-38543: Potential first-in-class topical LXRβ agonist, with unique mechanism of action for atopic dermatitis Phase 1 trial initiation expected 4Q 2015; proof-of-concept expected in 2016 Wholly owned; expected patent protection at least into 2033 Contour®: a proprietary, structure-based drug discovery platform focused on known, attractive targets with significant ‘difficult-to-drug’ discovery obstacles Cash as of September 30, 2015 expected to fund operations through 2016 Company Highlights

Agenda Welcome and Intro J. Hatfield Psoriasis & ROR t J. Krueger VTP-43742 R. Gregg Q & A J. Krueger / R. Gregg Atopic Dermatitis & LXRβ E. Guttman VTP-38543 R. Gregg Q & A E. Guttman / R. Gregg Close J. Hatfield

James G. Krueger, M.D., Ph.D. Director, Milstein Medical Research Program Senior Attending Physician D. Martin Carter Professor in Clinical Investigation Laboratory of Investigative Dermatology

Body Parts That Can Be Affected by Autoimmune Diseases AUTOIMMUNE DISEASES AFFECT >10% OF ADULTS

Host immunity regulated by dendritic cells and T cells

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Autoimmune diseases Organ-specific autoimmune diseases have some immune mechanisms in common. For example, psoriasis and Crohn’s disease share genetic risk in the IL-12/23 p40 gene Anti-cytokine therapies are effective in different diseases TNF inhibitors in Rheumatoid Arithritis, Psoriatic Arithitis, Inflammatory Bowel Disease, Psoriasis Anti IL-12/23: Psoriasis, Psoriatic Arthritis, Inflammatory Bowel Disease Anti-IL-17: Psoriasis, Arthritis

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Unaffected Skin of Patient Psoriasis Lesion Histopathology of normal appearing background skin and a psoriasis plaque (both at same magnification).

CD3+ T-cells in Psoriasis Uninvolved Skin Psoriasis Plaque Immunocompetent cells in psoriasis. In situ immunophenotyping by monoclonal antibodies. Bos JD et al. Arch Dermatol Res. 1983;275(3):181-9. Predominance of "memory" T cells (CD4+, CDw29+) over "naive" T cells (CD4+, CD45R+) in both normal and diseased human skin. Bos JD et al Arch Dermatol Res. 1989;281(1):24-30.

T-cell pathogenesis model for psoriasis Epidermal hyperplasia in psoriasis is triggered by CD25+ (activated) T-cells interacting with keratinocytes IGF-1 KGF IL-6 TGF-a Homeostasis (low proliferation & complete differentiation) Regenerative Growth (high proliferation & incomplete differentiation) + Induction of immune-related surface proteins CD40 (c. 1995)

New model for psoriasis pathogenesis put forward in 2006 suggesting roles for Th1, Th17, and Th22 subsets keratinocyte
IL-1β
IL-6
TNF-α
TNF-α
IFN-γ
NKT cell
activation
TIP-DC
IFN-α
TNF-α
plasmacytoid
Dendritic cell
macrophage
IL-12
(p40/p35)
IL-23
(p40/p19)
Th1
Th/Tc22
Th17
TNF-α
IFN-γ
IL-22
IL-17A/F
IL-21
keratinocyte
STAT1
STAT3
CEBP/NFkB
LESION FORMATION
Antimicrobial peptides
IL-1β
IL-6
TNF-α
S100
CXCL8
CXCL9
CXCL10
CXCL11
CCL20

Figure adapted from: Nestle FO, et al. N Engl J Med. 2009;361:496-509

Pathogenic roles of Interferon-γ, IL-23, IL-22, and IL-17 tested with therapeutic antibody targeting?


keratinocyte
IL-1β
IL-6
TNF-α
TNF-α
IFN-γ
NKT cell
IFN-α
TIP-DC
TNF-α
plasmacytoid
Dendritic cell
macrophage
activation
IL-12
(p40/p35)
IL-23
(p40/p19)
Th1
TNF-α
IFN-γ
Th/Tc22
IL-22
keratinocyte
STAT1
STAT3
CEBP/NFkB
Th17
IL-17A/F
IL-21
LESION FORMATION
Antimicrobial peptides
IL-1β
IL-6
TNF-α
S100
CXCL8
CXCL9
CXCL10
CXCL11
CCL20

Figure adapted from: Nestle FO, et al. N Engl J Med. 2009;361:496-509

IL-23/Th17 pathway in psoriasis


DC
IL-23
Th17
IL-17
KC
Anti-microbial peptides
β-defensins
Lipocalin
LL-37
S100A7, S100A8
CXC chemokines
CXCL 1, 2, 3, 5
IL-8
neut
CCL20
T cell
DC
CCR6⁺ cells

Ixekizumab = Monoclonal anti-IL-17A

Proportion of Patients with PASI 75 Dose Dose Dose Weeks Proportion of Patients 0 20 40 60 80 100 0 2 4 6 8 10 12 14 16 18 20 Placebo SC (n=8) LY 150 mg SC (n=8)

Psoriasis Lesions at Weeks 0, 2 and 6 Placebo, Baseline Placebo, Week 2 Placebo, Week 6 Ixekizumab 150 mg, Baseline Ixekizumab 150 mg, Week 2 Ixekizumab 150 mg, Week 6 Krueger et al. Brit. J. Derm. FC-13. 2011; 165: 1157-1366.

Genes Modulated by ixekizumab (FCH>6) LS= Lesional Skin Biopsies at Baseline NL= Non- Lesional Skin Biopsies at Baseline

PASI 75 Response Over Time to Week 20



100
80
60
40
20
0
% of Patients
0
2
4
6
8
10
12
14
16
18
20
Weeks
Placebo
Ixekizumab 10 mg
Ixekizumab 25 mg
Ixekizumab 75 mg
Ixekizumab 150 mg

- *p<0.05 compared to placebo

Leonardi N Engl J Med 2012;366:1190-9

High Efficacy of IL-17 antagonists in Phase 3 Studies Ixekizumab (anti-IL-17A) superior to etanercept in UNCOVER study, 90% PASI75 in best performing dosing group1 Secukinumab (anti-IL-17A) superior to ustekinumab in CLEAR study, 87% PASI75 in JUNCTURE study2 Brodalumab (anti-IL-17 Receptor, A subunit) superior to ustekinumab in AMAGINE-3 study,3 86% PASI75 in AMAGINE-2 Study, best performing dose group4 1. ‘Lilly's Ixekizumab Superior to Etanercept and Placebo in Phase 3 Psoriasis Studies’ press release available at: https://investor.lilly.com/releasedetail.cfm?releaseid=867193. Date accessed: May 2015. 2. Paul C et al. J Eur Acad Dermatol Venereol. 2014 [Epub ahead of print]. 3.’ Amgen and AstraZeneca announce positive results from second pivotal Phase III study of Brodalumab in patients with moderate-to-severe plaque psoriasis’ press release. Available at: http://www.astrazeneca.com/Media/Press-releases/Article/11112014--amgen-and-astrazeneca-announce-positive-results. ‘Amgen and AstraZeneca announce positive results from third and final pivotal Phase III study of Brodalumab in patients with moderate-to-severe plaque psoriasis’ press release. Available at: http://www.astrazeneca.com/Media/Press-releases/Article/20141125-amgen-and-astrazeneca-positive-results-brodalumab. Date accessed: May 2015. Amgen has terminated brodalumab partnership with AstraZeneca. Brodalumab and ixekizumab are not currently licensed for therapeutic use

Does IL-23 drive the Th17 pathway?


keratinocyte
IL-1β
IL-6
TNF-α
TNF-α
IFN-γ
NKT cell
activation
TIP-DC
IFN-α
TNF-α
plasmacytoid
Dendritic cell
macrophage
IL-12
(p40/p35)
IL-23
(p40/p19)
Th1
Th/Tc22
Th17
TNF-α
IFN-γ
IL-22
IL-17A/F
IL-21
keratinocyte
STAT1
STAT3
CEBP/NFkB
LESION FORMATION
Antimicrobial peptides
IL-1β
IL-6
TNF-α
S100
CXCL8
CXCL9
CXCL10
CXCL11
CCL20

Figure adapted from: Nestle FO, et al. N Engl J Med. 2009;361:496-509

Drug Administration (Single Dose) Changes in PASI scores following a single administration of BI 655066 or Placebo 23 *i.v. and s.c. BI 655066 groups combined Changes in PASI scores following a single administration of BI 655066 or Placebo 23 *i.v. and s.c. BI 655066 groups combined BI655066 is a human p19 monoclonal antibody (IL-23 blocker) Data published: Krueger et al. J. Allergy Clin Immunol (on line March 12, 2015 ). Week 12* PASI 75 = 87% PASI 90 = 58% p < 0.01 vs. Placebo (0%) n=18 n=13 n=8 13/13 PASI75 0 10 20 30 40 50 60 70 80 90 100 0 4 8 12 16 20 24 Mean Improvement in PASI (%) Week Placebo BI 655066 i.v. BI 655066 s.c.

High Efficacy of IL-23 antagonists in Phase 2 Studies

- Guselkumab (anti-p19/IL-23) superior to adalimumab, PASI75 >90% after 20 weeks with highest dose[1]
- BI655066 (anti-p19/IL-23) superior to ustekinumab, PASI75 98% in best performing dosing group[2]
- Tildrakizumab (anti-p19/IL-23) not tested against active comparator yet, PASI75 74% in highest dosing group[3]

Guselkumab, BI655066 and tildrakizumab are not currently licensed for therapeutic use.

1. Callis Duffin K, et al. AAD 2014. Poster P8353.
2. Papp K, et al. AAD 2015. Presentation F010.3.
3. Langley RG, et al. AAD 2014. Poster P8056; Accepted manuscript in Br J Dermatol 2015.

RORgt is a therapeutic target for IL-17/IL-23 mediated diseases The IL-23/Th17 pathway has a proven critical role in a variety of chronic autoimmune disorders RORgt regulates differentiation of T cells into T helper 17 (TH17) cells, blocks production of IL-17 and other cytokines, and down regulates IL-23 receptors Thus, inhibition of RORgt may be as effective as IL-17 or IL-23 blockade with biologics RORgt Naïve T Cell TH17 Differentiated T Cell TGFb IL-1b IL-17 A/F IL-21 IL-22 GM-CSF IL-23R IL-17R Fibroblasts, Macrophages, IL-1 IL-6 IL-8 TNF IL-6 IL-23 RORgt

RORgt Inhibitor Suppresses the Activity of the Receptor RORgt constitutively generates IL-17A and IL-23R transcripts RORgt inhibitors bind in the LBD to block its transcriptional activity, suppressing differentiation of Th17 cells and cytokine and cytokine receptor production IL-17A IL-23R LBD IL-17A IL-23R LBD LBD RORgt Inverse Agonist X

Ideal properties of RORgt Inverse Agonist Would decrease ongoing IL-17 production Would block the activity of IL-23 Would block generation of new Th17 T-cells Would have a strong effect on psoriasis or another IL-17/IL-23 mediated disease (efficacy better than apremilast) Would have minimal side effects/strong safety profile Would be a once a day oral drug

VTP-43742 Dr. Richard Gregg, Chief Scientific Officer

VTP-43742 Overview VTP-43742 discovered in-house by Vitae scientists using Contour®, our proprietary structure-based drug discovery platform Attractive profile demonstrated in preclinical development First-in-class ROR t inhibitor in the clinic VTP-43742 has advanced rapidly; results have met / exceeded expectations Clinical trials initiated Jun 2015 Positive Phase 1a single ascending dose data announced Sep 2015 Positive Phase 1b multiple ascending dose data announced Nov 2015 Proof-of-concept trial with 60 psoriasis patients ongoing; topline clinical efficacy results expected in 1Q 2016 Psoriasis to be the lead indication for clinical development

VTP-43742 A First-in-Class RORgt Inhibitor RORgt is an attractive ‘difficult-to-drug’ target that is widely pursued Well known discovery obstacles include potency, selectivity and pharmacokinetic challenges VTP-43742 was selected based on an attractive preclinical profile Potency Human RORgt binding Ki 3.7 nM Human T-cell IL-17 secretion inhibition IC50 17 nM Selectivity vs α and β isotypes >1,000 fold vs other NHR’s No detectable binding Pharmacokinetics Projects to high human bioavailability and once daily dosing

VTP-43742 Head-to-Head vs IL-17 mAb Efficacy Shown in Animal Model of Multiple Sclerosis EAE mouse model of multiple sclerosis (MS) dosed with vehicle and maximum efficacious doses of IL-17 mAb and VTP-43742 IL-17 mAb demonstrated ~55% reduction in clinical disease score, similar to literature VTP-43742 demonstrated near complete suppression of clinical disease score; supports potential for efficacy

VTP-43742: Ph 1a Clinical Trial
Trial Design

vitae Pharmaceuticals

- **Single ascending dose (SAD) trial in healthy volunteers, evaluating safety, tolerability, PK and PD response**
- **Seven dose cohorts**
  - Each cohort randomized, double blinded, with placebo control
  - Each cohort had 6 drug and 2 placebo subjects (last cohort was 4 and 1)
  - Each cohort evaluated before progressing to next dose cohort
- **Drug administered orally in a standard volume solution; Bitrex® added as masking agent**
- **Blood drawn at multiple time points for *ex vivo* assay**
  - T_H17 cell cytokine production stimulated with CytoStim® *ex vivo*
  - IL-17A secretion used as biomarker of RORγt inhibition

Vitae Pharmaceuticals, Inc. November 2015 32

-742 safe and generally well tolerated over 60 fold dose range All planned dose cohorts completed successfully No dose limiting findings; no serious adverse events No drug related clinical laboratory or electrocardiogram (ECG) abnormalities Terminal half-life (t1/2) of ~30 hours Preclinical testing indicated maximum efficacy requires full 24 hour RORgt inhibition; -742 selected in part due to its longer plasma half-life Clearly indicates potential for once daily dosing Ex vivo biomarker assay demonstrated >90% inhibition of RORgt-mediated IL-17 production at multiple dose levels Largely maintained over full 24 hour test period VTP-43742: Ph 1a Clinical Trial Trial Results

Multiple ascending dose (MAD) trial in healthy volunteers, evaluating safety, tolerability, PK and PD response 10 day dosing per cohort Planned for 6 dose cohorts Each cohort randomized, double blinded, with placebo control Each cohort had 6 drug and 2 placebo subjects Each cohort evaluated before progressing to next dose cohort Drug administered orally in a capsule Blood drawn at multiple time points on Day 10 for ex vivo assay Same methodology as in the SAD trial VTP-43742: Ph 1b Clinical Trial Trial Design

-742 safe and generally well tolerated over 14 fold dose range No dose limiting findings; no serious adverse events Highest (6th) dose cohort cancelled due to greater than expected drug exposures which were approaching NOAEL from toxicology studies Correspondingly greater than expected ex vivo biomarker response No drug related clinical laboratory or electrocardiogram (ECG) abnormalities Some nausea and headache noted at top (5th) dose VTP-43742: Ph 1b Clinical Trial Safety / Tolerability Results * NOAEL – no observed adverse effect level

VTP-43742: Ph 1b Clinical Trial Pharmacokinetic (PK) Results Pharmacokinetics are dose proportionate 0 4 8 12 16 20 24 0 Time, hrs VTP-43742, ng/ml

VTP-43742: Ph 1b Clinical Trial Pharmacokinetic (PK) Results Pharmacokinetics are well behaved 0.10 1.00 10.00 0 4 8 12 16 20 24 Plasma Concentration Hour Dose Normalized Human Plasma Concentration After PO Dose (Day 10)

VTP-43742: Ph 1b Clinical Trial Pharmacodynamic (PD) Results Ex vivo inhibition of ROR t activity biomarker IL-17A secretion Pharmacodynamic results demonstrate a consistent dose response VTP-43742 concentration in the assay 0 0 10 20 30 40 50 60 70 80 90 100 VTP-43742 in the assay, ng/ml IL-17 Secretion, % of Predose

VTP-43742: Ph 1b Clinical Trial PK / PD Results IC 50 and IC 90 for IL-17A compared to individual dose levels Day 10 Plasma Exposures 0 4 8 12 16 20 24 0 IC 90 IC 50 Time, hrs VTP-43742, ng/ml

4 week clinical trial with 60 psoriasis patients Planned for 4 dose cohorts Each cohort randomized, double blinded, with placebo control Each cohort expected to have 12 drug and 3 placebo patients Endpoints Efficacy % change in PASI score from baseline Biomarker analyses from punch biopsies, including histology, immunohistochemistry and transcriptional analysis Standard safety, tolerability and PK Topline clinical efficacy results expected 1Q 2016 VTP-43742: Ph 1c / 2a Clinical Trial Trial Design

RORgt controls the key activation steps of the TH17 pathway’s inflammatory response: IL-17A IL-17F IL-21 IL-22 GM-CSF Promotes production of pro-inflammatory cytokines from TH17 cells Promotes differentiation of naïve T cells into TH17 cells Promotes up-regulation of the IL-23 receptor on TH17 cells Naïve T Cell TH17 Cell IL-23 RORgt is an Attractive Target Mechanism of Action Leads to Potential Advantages

Change in PASI: Historical Perspective Goal is for Efficacy Signal at 4 Weeks; Difficult to Extrapolate Oral Injectable In psoriasis, therapies require 12+ weeks to achieve full efficacy VTP-43742 tox coverage currently allows for 4 week dosing Literature studies demonstrate that all therapies achieve some level of efficacy at 4 weeks 4 week data difficult to extrapolate Literature 4w responses range from 1/4 to 3/4 of full 12w response POC trial only 12 patients per dose -742 takes 10 days to achieve steady state Goal is to see a clear signal of efficacy at 4w; dose-response ideal Additional 1Q 2016 biomarker analyses will enhance our understanding of efficacy % change in PASI net of placebo at 4 and 12 weeks (adapted from literature; not a head-to-head study; shaded portion of bars represent 4w data, white fill represents 12 w) * * * * typical placebo response used to determine net efficacy – 15% at 4w, 22% at 12w 0 10 20 30 40 50 60 70 80 Methotrexate Enbrel Otezla 30 Cosentyx 300 Humira IL-23 p19

VTP-43742 to be Developed for Psoriasis
Significant Commercial Opportunity

vitae Pharmaceuticals

- **Psoriasis to be first indication for VTP-43742 clinical development**
  - The most prevalent autoimmune disorder; approximately 1.7 million moderate-to-severe psoriasis patients in the U.S. alone
  - Strong validation by T_H17 pathway mAbs
  - Fast relative development timeline expected to file NDA
- **Psoriasis has particularly significant unmet medical need**
  - Less than 15% of treating physicians in the U.S. consider injectable therapies; majority (85+%) choosing from other options: topicals, phototherapy and orals
  - With low penetration, injectables still generated almost $6 billion in U.S. psoriasis sales in 2014
- **In psoriasis, VTP-43742 has potential for:**

	Vs Orals	Vs Injectables
Efficacy	Superiority	Near equivalence to pot'l superiority
Safety / tolerability	Equivalence or superiority	Equivalence, with greater flexibility to respond to opportunistic infection, if it occurs
Dosing	Preferred once daily dosing	Preferred oral route of administration

Vitae Pharmaceuticals, Inc. November 2015 43

Beyond Psoriasis, Significant Potential in Multiple Additional Autoimmune Indications Multi-billion dollar revenue opportunity in additional autoimmune disorders Potential to launch with specialized, highly focused salesforce VTP-43742 VTP-43742 First-in-Class ROR t Inhibitor Psoriasis Ankylosing Spondylitis Rheumatoid Arthritis Inflammatory Bowel Disease Multiple Sclerosis Psoriatic Arthritis

Q & A

Atopic Dermatitis, the unmet need and LXR agonists Emma Guttman(-Yassky) MD, PhD, FAAD Associate Professor Director, Center for Excellence in Eczema and Laboratory for Inflammatory skin diseases Icahn School of Medicine at Mount Sinai Medical Center, NY

Atopic Dermatitis Approximately 31.6 million patients with AD in the US Most common inflammatory disease (4-7% of adults and 15-25% of children), ~ 1/3 moderate-to severe disease Large unmet need for safe and effective topical and systemic therapeutics in both adults and children

AD = The itch that rashes Itch Scratch

Major Impact on Quality of Life AD has a significant impact on quality of life due to lack of sleep affecting the entire family Commonly associated with divorce Adverse effects on social interaction, e.g. with facial/hand eczema

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[LOGO] Deciphering the complexities of atopic dermatitis: Shifting paradigms in treatment approaches Donald Y. M. Leugh, MD, PhD,a and Emma Guttman-Yassky, MD, PhDb Denver, Colo, and New York, NY J ALLERGY CLIN IMMUNOL OCTOBER 2014 Immune Response Skin Barrier

Two Proposed Mechanistic Hypotheses for AD “Outside-in” - AD is a disease of fixed (genetic) epidermal barrier defects, that may trigger abnormal keratinocyte hyperplasia and secondary immune activation Supported by the FLG gene mutation in 10-50% of AD patients Palmer CAN, et al Nat Genet 2006; 48: 441-446. “Inside-out”- The abnormal epidermal phenotype in lesional AD skin is driven by increased expression of cytokines produced by distinct T-cell subsets

Avoidance of allergens/irritants Skin hydration/emollients Topical and Systemic Antibiotics Topical and Systemic Steroids Steroid sparing agents: topical immune-supressants (Elidel, protopic), Ultraviolet (UV) light, systemic immunemodulators (CsA, Cellcept, MTX, Immuran) Anti-itch medications (antihistamines), only symptomatic relief Current Management of AD

Topical steroids (first line) and topical calcineurin inhibitors (second line); Both have significant limitations: Topical corticosteroids – very effective, but Long-term use leads to skin discoloration, skin thinning, striae/stretch marks, and infections Cannot be used on sensitive areas (face, groin) or large surfaces for more than few days Topical Calcineurin Inhibitors Black Box warning due to potential increased risk of cancer Topical Treatments

Present the largest market for AD The topical steroid market is >1Billion $ per year, and calcineurin antagonists >250M (>500 prior to the black box warning) Even with similar efficacy to topical steroids and/calcineurin antagonists an LXR agonist has potential for great market since it has superior tolerability/safety and the public has phobia from steroids and calcineurin antagonists Topical Treatments

Stepwise Approach for Management of AD According to Disease Severity Step 1 Dry skin only Steps 3b and 4 Moderate to Severe eczema uncontrolled/un-sustained by available Rx (majority of mod-severe) Step 3a Moderate to Severe AD Step 2 Mild eczema Intensity of disease Skin hydration Barrier repair creams Step 1 Step 4 Clinical Trials with Systemic Agents Topical medium (or intermittent potent) CS, Abx or calcineurin inhibitors Step 2 Step 3a Potent CS, Abx Phototherapy Potent CS, Abx, Systemic Immune-suppressants (e.g CsA) Step 3b Importantly—topical treatments are used continuously by all patients—mild, moderate and severe as mainstay of treatment and represent the largest market for AD patients

Should Drug Companies consider novel therapeutics for Atopic Dermatitis patients? Large market with unmet need YES If so, why?

What is the unmet need? Large target patient population (in both adults and children) Effective treatment of acute, chronic, and stubborn lesions Establish long-term remission Prevention of new disease Effective drug that will break the atopic itch/scratch cycle

What would be the perfect drug profile for AD patients? Not a steroid or global immunosuppressant Novel mechanism of action Treat both the barrier and immune abnormalities of AD Topical or Systemic medication Low adverse events Will induce long-term remission Will not only treat existing lesions but also prevent development of new lesions

An LXR Agonist—First in Class, a drug with novel mechanism of action LXR is a member of the nuclear receptor family, endogenous LXRs are oxysterols LXR plays key role in cell differentiation, lipid transport and inhibition of inflammation In animal models, LXR agonists shown to have beneficial effects in the skin Increased lamellar lipids Increased corneocyte differentiation Decreased inflammation Effects directly address the underlying pathophysiology of atopic dermatitis (loss of skin barrier function and increased activation of inflammatory moleculaes) corneocytes (bricks) lamellar lipids (mortar)

Dual Function: Improves Epidermal Barrier Function & Reduces Inflammation Healthy Epidermis (improved barrier function) Epidermal Lipid Secretion (ABCG1, A12, SREBP1c) Lamellar Body Formation Extracellular Lamellar Maturation Permeability Barrier Formation (“Mortar”) LXR Activation Outer skin layer Differentiation (“Bricks”) Improves Barrier Function Reduces Inflammation In vitro and in vivo studies showed equal efficacy to reduce inflammation to topical steroids

VTP-38543 Dr. Richard Gregg, Chief Scientific Officer

Atopic Dermatitis Disease Pathology Creates Therapeutic Opportunity A chronic inflammatory disease characterized by dry, itchy skin Two factors - skin inflammation and a breakdown of the skin’s barrier function – contribute to the disease process Skin barrier breakdown allows environmental irritants and allergens in, causing or furthering the inflammatory process Inflammation starts the itch-scratch cycle, causing or furthering skin barrier breakdown and moisture loss Currently available drugs only address inflammation Corticosteroids decrease inflammation but do not address barrier function; can lead to actual thinning of the skin with chronic use Novel anti-inflammatories that do not thin the skin attracting significant attention recently LXR agonists have been shown to reduce skin inflammation and to improve the skin’s barrier function VTP-38543 is a wholly owned, first-in-class, topical LXR agonist

VTP-38543 Addresses Inflammation Inhibits Cytokine Biomarker, Decreases Inflammation % of Vehicle (IL-6 Protein Level) VTP-543 (nM) IL-6 Protein Levels Secreted from a Human Macrophage Cell Line (THP-1) Inhibits pro-inflammatory cytokine production in skin In human skin tissue cells, VTP-38543 potently and significantly decreases pro-inflammatory cytokine IL-6 secretion - 10 20 30 40 50 60 70 80 90 100 0.02 0.1 0.4 2 6 25 100

VTP-38543 Decreases Inflammation Equal to High Potency Corticosteroid in Animal Model Vehicle + Vehicle TPA (irritant) + Vehicle TPA + Clobetasol 0.05% TPA + VTP-38543 0.5% Mouse ear model of inflammation TPA (phorbol ester) used to induce inflammation Figure is cross-section of ear High potency corticosteroid significantly reduces inflammatory cell infiltration and edema LXR agonist VTP-38543 shows similar reductions in inflammation and edema Indicates VTP-38543 can potentially reduce inflammation comparable to corticosteroids

The outer skin layer, made up of corneocytes (“bricks”) and lamellar lipids (“mortar”), has primary responsibility for maintaining the skin’s barrier function Prevents skin water loss, keeping moisture inside the skin Keeps external irritants, allergens and infectious agents out VTP-38543 Addresses Skin Barrier Function LXR Activation Drives Formation of ‘Bricks and Mortar’ Corneocytes & lamellar lipids Keratinocytes In animal models, LXR agonists have been shown to address the skin’s barrier function Increased keratinocyte differentiation into corneocytes Increased formation of lamellar lipids Decreased water loss through the skin

p < 0.001 p < 0.001 p < 0.001 VTP-38543 Addresses Skin Barrier Function Increases Target Gene Expression in Fresh Human Skin VTP-38543 topical formulation significantly increases expression of ABCG1 and SREBP1c genes when applied to fresh human skin in organ culture ABCG1 and SREBP1c are two genes essential to formation of the complex, lipid rich lamellar bodies of the stratum corneum Clinical Formulation Prototype Formulation Clinical Formulation Prototype Formulation 0 2 4 6 8 10 12 14 16 18 Placebo MP-0.15% VT-0.15% VT-0.45% Relative Expression Skin ABCG1 Expression 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Placebo MP-0.15% VT-0.15% VT-0.45% Relative Expression Skin SREBP1c Expression p < 0.001 p < 0.001 p < 0.001

VTP-38543 Progression to the Clinic Phase 1 Initiation Expected 4Q 2015 In-life portion of 28 day GLP toxicity studies successfully completed Clinical cream formulation developed Phase 1 expected to start in 4Q 2015 Proof-of-concept trial results expected in 2016 Planned to be double blind, placebo controlled Mild to moderate atopic dermatitis in adults 4 weeks therapy; standard twice daily application Study endpoints expected to include Safety and tolerability Clinical score Pharmacokinetics Skin histology Skin immunohistochemistry Skin RNA profiling

Q & A

Wrap-Up Jeff Hatfield, President and CEO

Financial Highlights and Expected Milestones As of September 30, 2015, cash-on-hand of $69.3 million; no debt Cash as of September 30, 2015 expected to fund operations through 2016; includes multiple potential value-creating events Candidate Field Event Timing VTP-43742 Autoimmune Phase 1b MAD trial results 4Q 2015 VTP-38543 Atopic Derm Phase 1 initiation 4Q 2015 BI-187004 Diabetes Remaining Ph 2 POC results – monotherapy arm 4Q 2015 VTP-43742 Autoimmune POC top-line clinical efficacy results 1Q 2016 VTP-43742 Autoimmune Full Phase 1 Scientific Data Presentation 1H 2016 VTP-36951 Alzheimer’s Decision on development plan 1H 2016 VTP-38543 Atopic Derm Proof-of-concept trial results 2016 VTP-43742 Autoimmune Phase 2 trial initiation in psoriasis 2016